UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 11, 2022, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”) and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”).

On May 16, 2022, the Company and the Target issued a joint press release announcing a virtual investor day webcast to be held on May 25, 2022. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

The proposed business combination involving the Company and the Target will be submitted to the stockholders of the Company for their consideration. The Company has filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2022 to be distributed to the stockholders of the Company in connection with the Company’s solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been cleared for dissemination by the SEC, the Company will mail a definitive proxy statement (the “Definitive Proxy Statement”) and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of the Company and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about the Company, the Target, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, and the Preliminary Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business combination. A list of the names of such parties and information regarding their interests in the business combination may be obtained by reading the Preliminary Proxy Statement and the Definitive Proxy Statement regarding the business combination when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target’s services, the Target’s growth prospects and the Target’s market size, the Target’s projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company’s or the Target’s business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed business combination, the ability to maintain the listing of the Company’s securities on the Nasdaq Capital Market, the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Target’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and the Preliminary Proxy Statement and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the adoption of the Unit Purchase Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (x) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of Northern Lights Acquisition Corp. and SHF, LLC d/b/a Safe Harbor Financial dated May 16, 2022

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: May 16, 2022	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer